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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)           October 31, 2000


                          THE PROCTER & GAMBLE COMPANY
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             (Exact name of registrant as specified in its charter)


    Ohio                          1-434                       31-0411980
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(State or other            (Commission File Number)           (IRS Employer
jurisdiction of                                               Identification
incorporation)                                                Number)


One Procter & Gamble Plaza, Cincinnati, Ohio                  45202
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code   (513) 983-1100
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ITEM 5.  OTHER EVENTS

     On October 31, 2000 The Procter & Gamble Company (the "Company") issued a news release with respect to first quarter earnings. P&G is filing this 8-K pursuant to the SEC's proposed Regulation FD.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be singed on its behalf by the undersigned hereunto duly authorized.

                                       THE PROCTER & GAMBLE COMPANY


                                       /s/TERRY L. OVERBEY
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                                       Terry L. Overbey, Secretary
                                       October 31, 2000




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                                     Exhibit


1.  Press Release by The Procter & Gamble Company dated October 31, 2000.